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                                EXHIBIT 10.22(B)

                   SECOND AMENDMENT TO EMPLOYMENT AGREEMENT OF
                                  GLEN S. DAVIS

      This Second Amendment is made on the 5th day of September 2002 to the EMPLOYMENT AGREEMENT dated May 12, 1998(and as amended on November 12, 2001) between ADDISON STEEL, INC., a Florida corporation (the "Company"), SCHUFF INTERNATIONAL, INC. (fka Schuff Steel Company), a Delaware corporation (the "Parent"), and GLEN S. DAVIS, an individual ("Executive").

                                    RECITALS

      The parties desire to enter a SECOND AMENDMENT of the EMPLOYMENT AGREEMENT on the terms and conditions set forth herein.

      NOW THEREFORE, in consideration of the mutual covenants, agreements, representations, and warranties contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

      1. That under Paragraph 6 of the Employment Agreement, Executive is entitled to receive ownership of certain life insurance policies and related premiums at the earlier of May 13, 2003 or termination of his employment. Executive shall, at his option, receive at an earlier date designated in writing by the Executive with five (5) day written notice to the Parent and Company: a) the ownership of the Sun Life of Canada term insurance policy (#111102037) and universal life policy (#020044694); and b) the related pre-payment of insurance premiums of $98,034 (which is $16,339 yearly for six
            (6) years).

      Except as specifically amended herein, the EMPLOYMENT AGREEMENT remains in full force and effect.

      In witness whereof, the parties have executed this SECOND AMENDMENT TO THE EMPLOYMENT AGREEMENT of the date written above.


SCHUFF INTERNATIONAL, INC. A DELAWARE CORPORATION
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By:  /s/ Scott A. Schuff
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Printed Name:  Scott A. Schuff

ADDISON STEEL, INC., A FLORIDA CORPORATION
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By:  /s/ Dean A. Campbell
   ---------------------------------
Printed Name:  Dean A. Campbell, VP

By:  /s/ Glen S. Davis
   -----------------------------------------
         GLEN S. DAVIS